UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2024
SWEETGREEN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41069	27-1159215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3102 36th Street Los Angeles, CA	90018
(Address of Principal Executive Offices)	(Zip Code)
(323) 990-7040
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	SG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 13, 2024, Sweetgreen, Inc. (the “Company”) virtually held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected each of the nine nominees for director, (2) ratified the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 29, 2024, and (3) approved, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s revised definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2024 (the “Proxy Statement”). A more complete description of each proposal is set forth in the Proxy Statement. The final results with respect to each proposal are set forth below.

Proposal 1. The stockholders elected each of the nine nominees named below to serve as directors until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

	FOR	WITHHOLD	BROKER NON-VOTES
Neil Blumenthal	183,167,887	21,016,850	13,736,014
Julie Bornstein	193,660,916	10,523,821	13,736,014
Cliff Burrows	203,795,756	388,981	13,736,014
Nicolas Jammet	190,690,963	13,493,774	13,736,014
Valerie Jarrett	187,731,088	16,453,649	13,736,014
Youngme Moon	193,701,146	10,483,591	13,736,014
Jonathan Neman	192,300,176	11,884,561	13,736,014
Nathaniel Ru	190,692,090	13,492,647	13,736,014
Bradley Singer	203,820,341	364,396	13,736,014

Proposal 2. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2024. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
217,767,807	129,142	23,802	N/A

Proposal 3. The stockholders approved, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
203,198,832	826,532	159,373	13,736,014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWEETGREEN, INC.

Dated: June 17, 2024	By:	/s/ Matthew Alexander
Matthew Alexander
Senior Vice President, Chief Legal Officer